SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (date of earliest event reported): August 27, 2003

                       High Country Financial Corporation
                       ----------------------------------
             (Exact name of registrant as specified in its charter)



       North Carolina                  000-1177182                01-0731354
       --------------                  -----------                ----------
(State or other jurisdiction      (Commission File No.)      (IRS Employer
  of incorporation)                                          Identification No.)




                               149 Jefferson Road
                           Boone, North Carolina 28607
                           ---------------------------
                    (Address of principal executive offices)



Registrant's telephone number, including area code: (828) 265-4333
                                                    --------------

                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)





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                       High Country Financial Corporation
                                      INDEX




                                                                            Page
                                                                            ----

Item 7 - Exhibits                                                             3

Item 9 - Regulation FD Disclosure                                             3

Signatures                                                                    4

Exhibit 99(a)  Joint Press Release of High Country Financial Corporation
         and Yadkin Valley Bank and Trust Company, dated August 27, 2003      6

Exhibit 99(b) Agreement and Plan of Reorganization and Merger dated           8
         August 27, 2003



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Item 7. Financial Statements and Exhibits

          (c)  Exhibits

          (99)(a) Joint Press Release of the Registrant and Yadkin Valley Bank and Trust Company, dated August 27, 2003

          (99)(b) Agreement and Plan of Reorganization and Merger dated August 27, 2003

Item 9. Regulation FD Disclosure

     On August 27, 2003, High Country Financial Corporation ("High Country") and Yadkin Valley Bank and Trust Company ("Yadkin Valley") announced that the two community banks have reached a definitive agreement whereby Yadkin Valley will acquire High Country. The transaction is subject to approval of the shareholders of both High Country Financial Corporation and Yadkin Valley Bank and Trust Company and approval by Federal and State regulatory authorities and other conditions customary for transactions of this type.

     The news of this event was released on August 27, 2003, as evidenced by
Exhibit 99(a) to this Form 8-K. A copy of Agreement and Plan of Reorganization and Merger dated August 27, 2003 is attached as Exhibit (99)(b) to this Form 8-K.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              HIGH COUNTRY FINANCIAL CORPORATION


Date: September 4, 2003                       By: /s/ John M. Brubaker
                                                  ------------------------------
                                              John M. Brubaker, President and
                                              Chief Executive Officer

                                  EXHIBIT INDEX


 Exhibit No.    Description
 -----------    -----------

 (99)(a) Joint Press Release of the Registrant and Yadkin Valley Bank and Trust Company, dated August 27, 2003
                2003

 (99)(b)        Agreement and Plan of Reorganization and Merger dated August
                27, 2003